UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

TEGNA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, Virginia	22107-0150
(Address of Principal Executive Offices)	(Zip Code)

(703) 873-6600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On May 17, 2017, TEGNA Inc. (“TEGNA”) issued a press release related to the investor and analyst presentation held at 10:00 a.m. that morning announcing TEGNA’s strategy for growth and innovation, stand-alone financial outlook and capital structure following the previously announced proposed spin-off (the “Spin-Off”) of Cars.com Inc. (“Cars.com”). A copy of the press release is attached hereto as Exhibit 99.1.

The press release included 2016 revenue on a pro forma basis. The pro forma basis represented 2016 TEGNA reported GAAP revenues excluding Cars.com revenues. This non-GAAP information was included, as the Spin-Off is expected to be completed on May 31, 2017, and therefore, provides useful information to investors and other stakeholders allowing them to see what 2016 revenues would have been for TEGNA’s ongoing businesses. The below table reconciles TEGNA’s GAAP 2016 revenues to its 2016 revenue on a pro forma basis (in billions of dollars):

Year ended December 31, 2016
Operating Revenues - GAAP basis	$3.3
Cars.com 2016 Operating Revenues	$0.6

Operating Revenues - Pro forma basis	$2.7

The information contained in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” with the U.S. Securities and Exchange Commission (“SEC”) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of general incorporation language in such filing, unless expressly incorporated by reference in such filing.

The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 or the exhibit hereto is material information that is not otherwise publicly available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release of TEGNA Inc., dated May 17, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC.

By:	/s/ Akin S. Harrison
Akin S. Harrison
Vice President, Associate General Counsel and Secretary

Date: May 17, 2017

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of TEGNA Inc., dated May 17, 2017.